Quarterly Holdings Report
for
Fidelity® SAI Sustainable Emerging Markets Equity Fund
July 31, 2024

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
ESP-NPRT3-0924
1.9905640.102
Common Stocks - 92.1%
	Shares	Value ($)
Brazil - 4.9%
Banco BTG Pactual SA unit	37,388	215,557
Banco do Brasil SA	39,650	186,117
Gerdau SA sponsored ADR ADR	63,303	205,102
Hapvida Participacoes e Investimentos SA (a)(b)	259,614	186,811
Localiza Rent a Car SA	10,760	83,380
Nu Holdings Ltd. Class A (a)	33,536	406,792
Raia Drogasil SA	20,338	99,242
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	176,330	269,040
TOTAL BRAZIL		1,652,041
China - 25.1%
Airtac International Group	1,819	46,831
Alibaba Group Holding Ltd.	106,108	1,044,127
Anta Sports Products Ltd.	13,893	124,654
Baidu, Inc. sponsored ADR (a)	818	72,450
BYD Co. Ltd. (H Shares)	10,727	317,570
China Construction Bank Corp. (H Shares)	1,061,625	743,274
China Life Insurance Co. Ltd. (H Shares)	105,390	146,494
China Merchants Bank Co. Ltd. (H Shares)	38,940	161,983
ENN Energy Holdings Ltd.	6,794	47,741
Fuyao Glass Industries Group Co. Ltd. (A Shares)	15,208	94,811
Haier Smart Home Co. Ltd.	73,026	238,752
Innovent Biologics, Inc. (a)(b)	25,381	125,722
JD.com, Inc. sponsored ADR	4,608	121,605
Kweichow Moutai Co. Ltd. (A Shares)	1,138	224,027
Li Auto, Inc. Class A (a)	17,685	172,999
Meituan Class B (a)(b)	26,415	365,760
NetEase, Inc. ADR	1,055	97,176
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	1,863	117,034
PDD Holdings, Inc. ADR (a)	5,189	668,810
Ping An Insurance Group Co. of China Ltd. (H Shares)	47,113	204,594
Qingdao Port International Co. Ltd. (H Shares) (b)	108,489	80,955
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	6,185	220,260
Sinotruk Hong Kong Ltd.	45,083	118,581
Tencent Holdings Ltd.	43,367	2,001,233
Tencent Music Entertainment Group ADR	13,616	193,075
Trip.com Group Ltd. ADR (a)	2,188	93,056
Xiaomi Corp. Class B (a)(b)	56,039	120,362
Zhongji Innolight Co. Ltd. (A Shares)	5,167	92,680
Zijin Mining Group Co. Ltd. (H Shares)	161,101	327,033
TOTAL CHINA		8,383,649
Greece - 0.5%
OPAP SA	8,778	153,045
Hungary - 1.5%
OTP Bank PLC	6,718	344,016
Richter Gedeon PLC	4,948	141,060
TOTAL HUNGARY		485,076
India - 16.3%
Axis Bank Ltd.	34,442	479,683
Bharti Airtel Ltd.	36,492	650,079
Computer Age Management Services Private Ltd.	1,793	97,098
HDFC Bank Ltd.	26,755	517,026
HDFC Bank Ltd. sponsored ADR	3,222	193,352
HDFC Standard Life Insurance Co. Ltd. (b)	16,704	142,745
ICICI Bank Ltd.	22,007	320,788
Infosys Ltd. sponsored ADR	10,167	224,996
Larsen & Toubro Ltd.	7,595	346,061
MakeMyTrip Ltd. (a)	878	82,172
Mankind Pharma Ltd. (a)	4,759	115,275
NTPC Ltd.	44,456	220,879
Reliance Industries Ltd.	12,852	462,158
Reliance Industries Ltd. GDR (b)	8,427	607,587
SBI Life Insurance Co. Ltd. (b)	5,414	113,394
Tata Consultancy Services Ltd.	3,328	174,308
Tata Steel Ltd.	43,407	85,712
Ultratech Cement Ltd.	1,213	172,215
Zomato Ltd. (a)	164,174	449,907
TOTAL INDIA		5,455,435
Indonesia - 2.1%
PT Bank Central Asia Tbk	940,023	594,018
PT Bank Mandiri (Persero) Tbk	180,751	71,286
PT Bank Rakyat Indonesia (Persero) Tbk	154,765	44,532
TOTAL INDONESIA		709,836
Korea (South) - 14.3%
AMOREPACIFIC Corp.	1,414	187,564
BGF Retail Co. Ltd.	569	42,952
Hana Financial Group, Inc.	2,735	129,184
Hyundai Motor Co. Ltd.	1,763	320,478
KB Financial Group, Inc.	4,039	262,432
Kia Corp.	1,702	139,287
NAVER Corp.	1,307	166,024
Samsung Biologics Co. Ltd. (a)(b)	600	410,866
Samsung Electronics Co. Ltd.	34,224	2,096,229
Samsung Fire & Marine Insurance Co. Ltd.	431	117,206
Samsung SDI Co. Ltd.	474	110,559
SK Hynix, Inc.	3,920	556,897
SK Square Co. Ltd. (a)	3,548	223,273
TOTAL KOREA (SOUTH)		4,762,951
Malaysia - 0.2%
CIMB Group Holdings Bhd	32,496	52,551
Mexico - 3.4%
Corporacion Inmobiliaria Vesta S.A.B. de CV ADR	6,115	179,659
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	695	76,624
Grupo Aeroportuario Norte S.A.B. de CV	7,731	66,368
Grupo Financiero Banorte S.A.B. de CV	67,854	508,459
Wal-Mart de Mexico SA de CV Series V	94,025	312,693
TOTAL MEXICO		1,143,803
Peru - 0.6%
Credicorp Ltd. (United States)	1,275	217,566
Philippines - 1.2%
Ayala Land, Inc.	408,752	206,706
International Container Terminal Services, Inc.	29,923	182,611
TOTAL PHILIPPINES		389,317
Poland - 1.2%
Allegro.eu SA (a)(b)	12,300	112,955
Powszechna Kasa Oszczednosci Bank SA	19,094	284,023
TOTAL POLAND		396,978
Saudi Arabia - 1.3%
Al Rajhi Bank	8,910	203,283
Alinma Bank	5,611	48,454
The Saudi National Bank	16,611	168,240
TOTAL SAUDI ARABIA		419,977
South Africa - 3.8%
Absa Group Ltd.	6,857	60,165
Capitec Bank Holdings Ltd.	1,770	275,619
FirstRand Ltd.	34,711	155,711
Impala Platinum Holdings Ltd.	31,604	162,356
MTN Group Ltd.	11,693	50,791
Naspers Ltd. Class N	1,022	197,650
Pepkor Holdings Ltd. (b)	89,649	100,368
Shoprite Holdings Ltd.	7,851	131,276
Standard Bank Group Ltd.	12,448	151,584
TOTAL SOUTH AFRICA		1,285,520
Taiwan - 14.6%
Alchip Technologies Ltd.	3,225	263,821
Chailease Holding Co. Ltd.	37,025	173,482
E.SUN Financial Holdings Co. Ltd.	91,747	74,657
eMemory Technology, Inc.	1,006	71,774
Hon Hai Precision Industry Co. Ltd. (Foxconn)	75,015	462,222
MediaTek, Inc.	10,594	405,237
Taiwan Semiconductor Manufacturing Co. Ltd.	107,995	3,164,120
Unimicron Technology Corp.	14,606	81,746
Yageo Corp.	7,852	192,313
TOTAL TAIWAN		4,889,372
Thailand - 0.7%
PTT Exploration and Production PCL (For. Reg.)	56,304	232,835
United Kingdom - 0.4%
AngloGold Ashanti PLC	4,930	138,434
TOTAL COMMON STOCKS (Cost $28,979,108)		30,768,386

Nonconvertible Preferred Stocks - 0.9%
	Shares	Value ($)
Brazil - 0.9%
Itau Unibanco Holding SA (Cost $302,817)	48,889	292,842

Government Obligations - 0.2%
	Principal Amount (c)	Value ($)
United States of America - 0.2%
U.S. Treasury Bills, yield at date of purchase 5.26% to 5.32% 8/1/24 to 10/17/24 (d) (Cost $69,696)	70,000	69,698

Money Market Funds - 6.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (e) (Cost $2,167,214)	2,166,781	2,167,214

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $31,518,835)	33,298,140
NET OTHER ASSETS (LIABILITIES) - 0.3%	106,277
NET ASSETS - 100.0%	33,404,417

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	17	Sep 2024	932,025	17,752	17,752

The notional amount of futures purchased as a percentage of Net Assets is 2.8%

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,367,525 or 7.1% of net assets.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $24,759.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	633,452	19,669,231	18,135,446	66,759	(23)	-	2,167,214	0.0%
Total	633,452	19,669,231	18,135,446	66,759	(23)	-	2,167,214

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Government Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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